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SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

  [X]

Definitive Information Statement

METALINE MINING & LEASING COMPANY

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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No fee required

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)

Title of each class of securities to which transaction applies: None

2)

Aggregate number of securities to which transaction applies: None

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11  (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -$0- no fee is payable pursuant to Rule 0-11(c) (ii)

4)

Proposed maximum aggregate value of transaction: n/a

5)

Total fee paid: $-0-

  [  ]

Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

1)

Amount Previously Paid: n/a

2)

Form, Schedule or Registration Statement No.: n/a

3)

Filing Party: n/a

4)

Date Filed: n/a

SEC 733A  (3-03)

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METALINE MINING & LEASING COMPANY

Notice of Special Meeting of Shareholders

To be Held on August 2, 2005

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Metaline Mining & Leasing Company (the "Company"), will be held at 2:00 p.m. (PDST), on August 2, 2005, at 1611 N. Molter Road, Ste. 201, Liberty Lake, WA 99019, to consider and act upon the following matters:

1.

To consider and vote upon the merger of the Company with and into a to be formed wholly-owned Nevada subsidiary, HuntMountain Resources;

2.

To elect three (3) members to the Board of Directors to serve for a one year term or until their respective successors are elected and qualified;

3.

To approve the Metaline Mining & Leasing Company 2005 Stock Plan; and

4.

To transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on May 31, 2005 has been fixed as the record date for the determination of the Shareholders entitled to notice of, and to vote at, the Special Meeting and at any postponements or adjournments thereof.  Only Shareholders of record on the books of the Company at the close of business on May 31, 2005 shall be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

By Order of the Board of Directors

Tim Hunt, President

METALINE MINING & LEASING COMPANY

1611 N. Molter Road, Ste. 201

Liberty Lake, WA 99019

_________________________

INFORMATION STATEMENT

Relating to

Special Meeting of Shareholders

to be held on August 2, 2005

_________________________

INTRODUCTION

This Information Statement is being furnished by the Board of Directors of Metaline Mining & Leasing Company (the "Company") to holders of shares of the Company's Common Stock (the "Common Stock") in connection with the Special Meeting of Shareholders of the Company to be held on August 2, 2005, and any adjournment or adjournments thereof (the "Special Meeting") for the purposes set forth in the accompanying Notice of Special Meeting. This Information Statement is first being mailed to Shareholders on or about June 29, 2005.

Management is the record and beneficial owner of 9,213,066 shares (approximately 61.4%) of the Company’s outstanding Common Stock.  It is management’s intention to vote all of their shares in favor of each matter to be considered at the Special Meeting and for each nominee to the Board of Directors. In addition, one shareholder, Gregory Lipsker, legal counsel to and a former officer of the Company is the owner of 1,101,500 shares (approximately 6.68%) of the Company’s outstanding Common Stock. Mr. Lipsker has executed an unsolicited proxy authorizing  Tim Hunt and William Green, or either of them, to vote his shares in favor of each matter to be considered at the Special Meeting and for each nominee for election to the Board of Directors, thereby assuring the approval of each matter to be considered at the Special Meeting.

PURPOSES OF ANNUAL MEETING

Merger with Subsidiary

At the Special Meeting, Shareholders entitled to vote (see "Voting at Special Meeting") will be asked to consider and vote upon the merger of the Company with and into a to be formed wholly-owned Nevada subsidiary, HuntMountain Resources.

Election of Directors

At the Special Meeting, Shareholders will be asked to consider and to take action on the election of three members to the Board of Directors to serve for one-year terms or until their respective successors are elected and qualified (see "Election of Directors").

2005 Stock Plan

At the Special Meeting, Shareholders will be asked to consider and vote upon the 2005 Stock Plan.

Other Business

To transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

VOTING AT ANNUAL MEETING

1.

Record Date.  The Board of Directors of the Company has fixed the close of business on May 31, 2005, as the record date for the purpose of determining Shareholders of the Company entitled to notice of and to vote at the Special Meeting.  At the close of business on that date, the Company had 15,000,000 issued and outstanding shares of Common Stock.  A majority of such shares will constitute a quorum for the transaction of business at the Special Meeting.

2.

How Management Intends to Vote.  Management intends to vote its shares FOR the merger of the Company with and into a to be formed wholly-owned Nevada subsidiary; FOR the nominees to the Board of Directors in the election of Directors; and FOR approval of the 2005 Stock Plan.

3.

Voting Power.  Shareholders of the Common Stock of the Company are entitled to one vote for each share held. There is no cumulative voting for directors.

4.

Principal Shareholders.  The following table sets forth the identity of the record owners of more than five percent (5%) of the outstanding shares of any class of the Company as of May 31, 2005:

Common

Stock

Percent of

Shareholder

Owned

Outstanding

Hunt Family Limited Partnership

7,722,066

51.48%

Gregory B. Lipsker

1,001,500

6.68%

William R. Green

895,000

5.97%

The Company does not know of any other person May 31, 2005 or as of the date of the preparation of this Information Statement.

5.

Required Approvals.  On April 11, 2005 the Board of Directors of the Company unanimously adopted resolutions (1) to merge the Company with and into a to be formed wholly-owned Nevada subsidiary, HuntMountain Resources and thereby (a) change the domicile of the Company from the State of Washington to the State of Nevada, (b) increase the capitalization of the Company, (c) Provide for indemnification of directors, and (d) provide for approval of  corporate action requiring shareholder to be accomplished  by majority consent; (2) to elect Tim Hunt, William R. Green, and Eunice R. Campbell to the Board of Directors of the Company to serve for a one-year term or until their respective successors are elected and has qualified; (3) to approve the Metaline Mining & Leasing 2005 Stock Plan; and (4) that the Directors recommend that the Company’s Shareholders vote to approve each of the above matters to be submitted to the Shareholders for consideration at the Special Meeting of Shareholders.

Directors are elected by a plurality of the votes cast by the holders of the Common Stock meeting at which a quorum is present.  "Plurality" means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstentions, broker nonvotes or otherwise) have no impact in the election of Directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. The election of Directors will be accomplished by determining the three nominees receiving the highest total votes.

The proposal to change the Company’s state of domicile from Washington to Nevada by merging with a to be formed wholly-owned Nevada subsidiary will require the affirmative vote of two-thirds (66.7%) of all votes entitled to be cast. Abstentions and broker nonvotes will have the effect of a vote against the proposal with respect changing the Company’s state of domicile.

The approval of the 2005 Stock Plan requires the favorable vote of the holders of a majority of the shares of Common Stock present at the meeting, provided a quorum is present; abstentions would have the effect of negative votes for this matter; broker nonvotes are not counted for purposes of determining the number of shares present; and thus would have no effect on this matter.

6.

Dissenters’ Rights. There are no dissenters’ rights applicable to the merger of the Company into HuntMountain Resources.

RECENT MARKET PRICES

(a)

Market Information

The Common Stock of the Company is traded in the over the counter market on the NASD Bulletin Board under the symbol “MMLC”.  The shares were listed for trading during the first quarter of 2003. Prior to that time there had been no market for the Company’s shares for more than ten years. The following table shows the high and low closing sales prices for the Common Stock for each quarter since January 1, 2003.  The quote date was obtained through America Online from data provided by Standard & Poors. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

Year Ended 12/31/03

High Closing

Low Closing

First Quarter

.05

.02

Second Quarter

.02

.02

Third

Quarter

.05

.01

Fourth

Quarter

.075

0.3

Year Ended 12/31/04

First Quarter

.10

.03

Second Quarter

.08

.045

Third

Quarter

.05

.04

Fourth

Quarter

.12

.04

Year Ended 12/31/05

First Quarter

.185

.07

(b)

Holders

There are approximately 1,555 holders of the Registrant's common equity on May 31, 2005.

(c)

Dividends

To the management's knowledge, the Registrant has never paid a dividend.  There is no plan to pay dividends for the foreseeable future.

(d)

Securities Authorized for Issuance Under Equity Compensation Plans

No securities were authorized for issuance under equity compensation plans at the end of the last fiscal year. In April 2005 the Board of Directors adopted a Stock Option Plan (“Plan”).  The purpose of the Plan is to give the Company greater ability to attract, retain, and motivate its officers and key employees and is intended to provide the Company with the ability to provide incentives more directly linked to the success of the Company's business and increases in Shareholder value.

Options issuable pursuant to the Plan may be either incentive stock options (ISOs) for employees (pursuant to Internal Revenue code §422) or non qualified Stock options (NSOs).  In general, ISOs have favorable tax consequences to employees.  Assuming that shares are purchased and held for the requisite period, employees will be taxed at the capital gain rates on sale of shares received under the plan. The time at which taxes must be paid on exercise of an ISO is deferred until sale of the underlying shares. The following is a list of some of the characteristics of ISO’s:

*

Eligible: only employees;

*

Additional Limits:  must be granted pursuant to an option plan, which must be approved by the shareholders within 12 months of adoption;

*

Exercise Price must be at least fair market value (“FMV”) (110% of FMV if employee owns more than 10% of corporation);

*

Termination of Employment: exercise must be within 3 months of termination of employment;

*

Option Term:  cannot exceed 10 years (5 years if employee owns more than 10% of the corporation);

*

Restrictions on Amounts for Vesting: not more than $100,000 of stock can vest in any calendar year (determined at the date of grant); and

*

Holding:  if stock is sold within 1 year of exercise of 2 years of date of grant, option will be taxed much like a NSO.

The maximum number of shares available for issue pursuant to the stock option plan adopted by the Company is currently set at 3,000,000 shares.  At May 31, 2005, there were 10,000 options issued pursuant to the Plan. No options may be exercised until the Plan has been approved by the shareholders.

In addition to meeting the requirements of the Internal Revenue Code as an incentive stock option, the Plan also meets the requirements of Rule 16(b)-3 of the Securities Exchange Act of 1934, as amended.  Officers and directors of a corporation that has adopted an employee stock option plan that meets the requirements of Rule 16(b)-3 may undertake transactions pursuant to the plan without short-swing profit liability under Section 16(b) of the Exchange Act of 1934.

Options are exercisable for a maximum of fifteen (15) years (ten years in the case of an Incentive Stock Option).  Transferability is prohibited except for limited circumstances regarding the demise of an Optionee.

The option exercise price for Incentive Stock Options may be no less than the fair market value on the date of grant of the Option, except that the exercise price for any ten percent (10%) shareholder must be 110% of the fair market value on the date of grant.  The option price for the NSOs is the lowest allowable price under applicable law.

(e)

Unregistered Sales

On March 23, 2005 the Company entered into a Stock Purchase Agreement with the Hunt Family Limited Partnership, a Washington Limited Partnership (“HFLP”). The decision to enter into the Stock Purchase Agreement  was the culmination of management’s efforts to identify a person with the business experience to lead the Company in its efforts to reactivate its dormant mining exploration business.  Mr. Hunt was known to management of the Company as a business person with experience in building his own very successful company from a start-up phase.  Mr. Hunt had expressed an interest to management of his desire to become involved in building a successful mineral exploration company.  Management believed that Mr. Hunt possessed the requisite management, finance and international business experience to lead the Company and to achieve both the Company’s and his own personal goals.  Management believed that Mr. Hunt’s investment in the stock of the Company aligned his financial interests with management’s goal of increasing shareholder value and liquidity for the Company’s existing shareholders.  Mr. Hunt  made his investment in the Company through  his family limited partnership, HFLP, of which he and his spouse are the general partners.  Pursuant to the terms of the Agreement HFLP purchased 7,722,066 shares of Metaline common stock or 51.48% of the total authorized shares of Metaline.  No shareholder vote to approve the sale of the shares was required under applicable Washington law. The purchase price of the shares was $0.065 per share which resulted in gross proceeds of $501,934.29 to the Company.  In addition HFLP was granted warrants, exercisable for a period of 5 years, for the purchase of an additional 15,444,132 shares of Metaline common stock at a price of $0.065 per share, if and when the capitalization of the Company is increased.  There was no commission paid, directly or indirectly, to any person in conjunction with the Stock Purchase Agreement.  The sale was made pursuant to a Section 4(2) exemption from registration under the Securities Act of 1933.

On March 28, 2005 the Company completed a private placement of 1,500,000 special warrants at a price of $0.10 per special warrant.  The price of the special warrant was a ten percent premium over market price at the date of the offering. Each special warrant shall automatically be converted into one share of the Company’s restricted common stock upon the increase of the Company’s capitalization sufficient to permit the conversion of the warrants. In the event that the special warrants have not been converted on or before July 30, 2005 the warrant holders may, but are not required to, rescind their purchase without penalty to the Company. The private placement was made pursuant to a Regulation D Rule 506 exemption from registration under the Securities Act of 1933, as amended. The special warrants were offered and sold to a total of six investors, all of whom are accredited investors. There was no commission paid, directly or indirectly, to any person in conjunction with the sale of the special warrants. The Company received gross proceeds of $150,000 from the offering.

Private Placement Purchasers

Securities

Relationship

Name                          Investment ($)

Purchased

to Company

Tim Hunt and

$30,000

300,000

President, General Partner of HFLP

Resa Hunt

Resa Hunt is Tim Hunt’s spouse and

General Partner of HFLP

Jacob and

$20,000

200,000

Resa Hunt’s Parents

Thelma Reidt

Joanna and

$20,000

200,000

Tim and Resa Hunt’s daughter and

Doug Steinbach

 son- in-law

Darrick Hunt

$40,000

400,000

Tim and Resa Hunt’s son

Zach Hunt

$20,000

200,000

Tin and Resa Hunt’s son

Brandon Hunt

$20,000

200,000

Tim and Resa Hunt’s son

To date, the Company has not used the proceeds from the sale of either of the above private placements.  All proceeds are being held by the Company in interest bearing accounts.  The Company intends that the proceeds of the offerings will ultimately be used in furtherance of the Company’s intended mineral exploration operations.

THE FOLLOWING PROPOSALS ARE SUBMITTED TO THE SHAREHOLDERS FOR CONSIDERATION AT THE ANNUAL MEETING OF SHAREHOLDERS:

1.

MERGER WITH SUBSIDIARY

Upon the effective date of the Merger, the Company will be merged with and into its to be formed Nevada subsidiary, HuntMountain Resources, which will be the surviving company.  The merger of the Company with and into HuntMountain will have the effect of changing the domicile of the Company from the State of Washington to the State of Nevada. The Company will thereafter be governed by the laws of the State of Nevada rather than the laws of the State of Washington

Purposes of the Merger.

The purposes of the merger are: (a) change the domicile of the Company from the State of Washington to the State of Nevada, (b) increase the capitalization of the Company, (c) Provide for indemnification of directors, and (d) provide for approval of corporate action requiring shareholder approval to be accomplished  by majority consent.  Management believes that the corporate laws of Nevada are more favorable to corporations than the laws of Washington (see comparison of corporate laws set forth below).

Business of HMR

HuntMountain Resources (“HMR”) will be incorporated as a wholly-owned subsidiary of the Company.  HMR will have no assets or liabilities and will not conduct business except to enter into the Plan of Merger with the Company. HMR will succeed to the business of the Company.  The business address of HMR will continue to be the current  business address of the Company; 1611 N. Molter Road, Ste. 201, Liberty Lake, WA 99019, telephone (509) 892-5287.

Trading Market and Price

HMR will not be publicly traded and will have only 100 shares of common stock issued and outstanding. The outstanding shares will be held by the Company and will be cancelled on the effective date of the merger of HMR and the Company. Upon the effective date of the merger, the Company’s current shares will trade on the OTC Bulletin Board under the new name, HuntMountain Resources, and a new trading symbol will be assigned.

Dividends

There is no plan for HMR to pay dividends for the foreseeable future.

Management of HMR

The officers and directors of HMR will be identical to the officers and Directors of the Company and will remain as the Officers and directors of the surviving company.

Exchange of Shares

Each shareholder of the Company will receive one share of HMR. You may, but will not be required to exchange the shares of stock you currently hold in the Company for shares of HMR.

Articles of Incorporation

The surviving company will be governed by the articles of incorporation of the Nevada corporation, a copy of which is attached as Exhibit (2). The following discussion identifies the material differences between our current articles of incorporation and the articles of incorporation of HuntMountain and the rationale for the changes.

Capital Structure – Common Stock. The Company is currently authorized to issue 15,000,000 shares of Common Stock, of which 15,000,000 shares were issued and outstanding and held of record by approximately 1,555 Shareholders as of May 31, 2005.  Immediately after the merger HuntMountain will have three hundred million (300,000,000) shares of $0.001 par value Common Stock authorized and 16,500,000 shares issued and outstanding (the additional 1,500,000 shares outstanding result from the sale of special warrants that convert automatically upon the Company’s increase in capitalization).  The change in par value is significant only in that filing fees in Nevada are based on par value. If no par value shares exist, Nevada imputes an arbitrary per share par value.  The $0.001 par value was chosen to minimize the expense of filing fees.

Management believes that the increased number of authorized shares of Common Stock will provide the Company with an adequate supply of authorized but unissued shares of Common Stock for general corporate needs including obtaining additional financing, possible stock dividends, employee incentive and benefit plans or consummation of acquisitions at times when the Board, in its discretion, deems it advantageous to do so. Other than shares of Common Stock issuable pursuant to the outstanding stock options and warrants the Company has no commitment for the issuance of additional shares.

All shares of Common Stock are equal to each other with respect to voting, liquidation, dividend and other rights.  Owners of shares of Common Stock are entitled to one vote for each share they own at any Shareholders' meeting.  Holders of shares of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available, and upon liquidation are entitled to participate pro rata in a distribution of assets available for such a distribution to Shareholders.  There are no conversion, preemptive or other subscription rights or privileges with respect to any shares.  Although the Board of Directors would authorize the issuance of additional shares of Common Stock based on its judgment as to the best interests of the Company and its Shareholders, the issuance of authorized shares of Common Stock could have the effect of diluting the voting power and book value per share of the outstanding Common Stock.

Authorized shares of Common Stock in excess of those shares outstanding will be available for general corporate purposes, may be privately placed and could be used to make a change in control of the Company more difficult.  Under certain circumstances, the Board of Directors could create impediments to, or frustrate, persons seeking to effect a takeover or transfer in control of the Company by causing such shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its shareholders, but in which unaffiliated shareholders may wish to participate.  In this connection, the Board of Directors could issue authorized shares of Common Stock to a holder or holders which, when voted together with the shares held by members of the Board of Directors and the executive officers and their families, could prevent the majority shareholder vote required by the Company's Articles of Incorporation to effect certain matters.  Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company, since the issuance of such shares should dilute the Company's book value per share and the Common Stock ownership of such person.  This may be beneficial to management in a hostile tender offer, thus having an adverse impact on shareholders who may want to participate in such tender offer.

The additional authorized shares of Common Stock would, when issued, have the same rights as the issued and outstanding existing shares of Common Stock.  Shareholders of the Company do not have preemptive rights nor will they as a result of the merger.

If the merger is approved, the additional authorized Common Stock would be available for issuance in the future for such corporate purposes as the Board of Directors deems advisable from time to time without the delay and expense incident to obtaining shareholder approval, unless such action is required by applicable law or by the rules of the National Association of Securities Dealers, Inc., or of any stock exchange upon which the Company's shares may then be listed.  It should be noted that subject to the limitations discussed above, all of the types of Board action with respect to the issuance of additional shares of Common Stock that are described in the preceding paragraphs can currently be taken and that the power of the Board of Directors to take such actions would not be enhanced by the merger, although the merger would increase the number of shares of Common Stock that are available for the taking of such action.

Except for shares of Common Stock issuable pursuant to outstanding warrants and stock options, the HMR Board of Directors has no present agreement, commitment, plan, intent, understanding or arrangement to issue any of the additional shares being authorized

Capital Structure – Preferred Stock. The Company will have authority to issue up to Ten Million (10,000,000) shares of newly created Preferred Stock (“Preferred Stock”).  The Preferred Stock with a stated value of $0.001 per share.  The Preferred Stock shall be entitled to preference over the Common Stock with respect to the distribution of assets of the Company in the event of liquidation, dissolution, or winding-up of the Company, whether voluntarily or involuntarily, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs.  The authorized, but unissued shares of Preferred Stock, may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors, in their sole discretion, shall have the power to determine the relative powers, preferences, and rights of each series of Preferred Stock.

If approved, the Board of Directors would be empowered without the necessity of further action or authorization by the Company's Shareholders (unless such action or authorization is required in a specific case by applicable laws or regulations or stock exchange rules) to authorize the issuance of the Preferred Shares from time to time in one or more series or classes, and to fix by resolution the designations, preferences, limitations, and relative rights of each such series or class.  Each series of Preferred Shares would, as determined by the Board of Directors at the time of issuance, rank senior to the Company's shares of Common Stock with respect to dividends and redemption and liquidation rights.

The Preferred Shares will provide authorized and unissued shares of Preferred Stock, which may be used by the Company for any proper corporate purpose.  Such purpose might include, without limitation, issuance as part or all of the consideration required to be paid by the Company in the acquisition of other businesses or properties, or issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations.  There are no transactions currently under review by the Board of Directors which contemplate the issuance of Preferred Shares There is no intent, understanding or arrangement to issue any of the Preferred Shares being authorized.

It is not possible to state the precise effects of the authorization of the Preferred Shares upon the rights of the holders of the Company's Common Stock until the Board of Directors determines the respective preferences, limitations, and relative rights of the holders of each class or series of the Preferred Shares. Such effects might include, however:  (a) reduction of the amount otherwise available for payment of dividends on Common Stock to the extent dividends are payable on any issued Preferred Shares; (b) restrictions on dividends on the Common Stock; (c) dilution of the voting power of the Common Stock to the extent that the Preferred Shares had voting rights; (d) conversion of the Preferred Shares into Common Stock at such prices as the Board of Directors determines, which could include issuance at below the fair market value or original issue price of the Common Stock; and (e) the holders of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to holders of the Preferred Shares.

In addition, the Preferred Shares could, in certain instances, render more difficult or discourage a merger, tender offer or proxy contest and thus potentially have an "anti-takeover" effect, especially if Preferred Shares were issued in response to a potential takeover.  In addition, issuances of authorized Preferred Shares can be implemented, and have been implemented by some companies in recent years, with voting or conversion privileges intended to make acquisition of the Company more difficult or more costly.  Such an issuance could deter the types of transactions which may be proposed or could discourage or limit Shareholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the Shareholders, and could enhance the ability of officers and directors to retain their positions.

Although the Board of Directors would authorize the issuance of additional Preferred Shares based on its judgment as to the best interests of the Company and its Shareholders, the issuance of authorized Preferred Shares could have the effect of diluting the voting power and book value per share of the outstanding Common Stock.

Corporate Law Comparison

The following sets forth an analysis of material differences in corporate law between the states of Washington and Nevada.

Cumulative Voting

Similar:  In both states a stockholder who has the right of cumulative voting for directors is entitled to as many votes as equal to the number of shares of stock multiplied by the number of directors to be elected.  The stockholder may cast all his votes for a single director or distribute them among two or more directors.

Different:  In Washington stockholders have the right of cumulative voting unless the articles of incorporation provide otherwise.  Nevada law allows a corporation to authorize cumulative voting in the articles of incorporation.  There are no provisions for cumulative voting in the HuntMountain Articles of Incorporation.  Washington law does not require stockholders to give notice that they plan to vote cumulatively, whereas Nevada law requires the corporation to provide notice of the voting rights to the stockholders in the notice calling the meeting or the proxy material, requires stockholder to give written notice to the president or secretary that they desire to vote cumulatively, and requires an announcement to that effect before the election.

Preemptive Rights

Similar:  If stockholders have preemptive rights, both states provide that they may waive them and a written waiver is enforceable even though it is not supported by consideration.  Both states provide that shares issued under certain circumstances have no preemptive rights; these provisions are the same except Washington excludes shares issued pursuant to the initial plan of financing, where Nevada excludes shares authorized in the articles of incorporation that are issued within 6 months from the effective date of incorporation.  The remaining provisions are the same and both states provide that the rights may be altered by the articles of incorporation.

Different:  Washington law provides that the stockholders have preemptive rights unless the articles of incorporation state otherwise.  Under Nevada law stockholders do not have preemptive rights unless provided for in the articles of incorporation.  Preemptive rights are not provided for in the Articles of Incorporation of HuntMountain.

Amendment of Articles

Similar:  Both states grant broad authority to amend the articles of incorporation.  Although NRS 78.385(a)-(d) grants specific authority to certain items, NRS 78.385(e) and .385(2) broaden the authority to include anything that would be permissible if the original articles were filed at the time of making the amendment. Washington Statute grants blanket authority to change required or permitted provisions of the articles of incorporation.

Different:  Washington law allows the board of directors to make limited changes without shareholder action including changing the number of authorized shares when there is only one class outstanding. Nevada requires all amendments to be approved the stockholders.  In addition, Washington law provides that a shareholder does not have a vested property right resulting from the articles of incorporation.  The Nevada code is silent on this matter.

Reverse Split

Similar: Corporations in both states are allowed to change the number of authorized shares by amending the articles of incorporation.

Different:  Washington law provides that the board of directors can change the number of authorized shares without shareholder vote in order to effectuate a split, when there is only one class of stock outstanding.  However, this grant of authority may have additional limitations depending upon the details of the transaction.

Indemnification of Officers and Directors

There are no material differences between Washington and Nevada corporate law regarding provisions for indemnification of directors, officers, employees and agents.

Merger/Share Exchange (class voting)

Similar:  Nevada provides that the plan for exchange must be approved by a majority of the voting power of each class and each series to be exchanged pursuant to the plan of exchange.  The Washington statutes regarding mergers and share exchanges require approval by two-thirds of the votes instead of a simple majority.  In both states the articles of incorporation may alter the number of votes required.

Different:  Under Nevada law a plan for merger must be approved by a majority of the voting power of the stockholders.  Under Washington law, the plan for merger must be approved by each voting group entitled to vote separately on the plan by two-thirds of all the votes entitled to be cast on the plan by that voting group.

Merger/Share Exchange (notice)

There are no material differences between Nevada and Washington corporate law regarding the shareholder notice requirements for mergers or share exchanges.

Less Than Unanimous Consent (notice)

Similar: Both Nevada and Washington permit less than unanimous consent for shareholder actions.

Different:  Under Nevada law actions permitted or required to be taken at a meeting of the stockholders may be taken without a meeting if a written consent is signed by stockholders holding at least a majority of voting power.  If a different proportion of votes would be required at a meeting, that proportion of written consents is required.  In no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.  Washington law requires unanimous consent unless the corporation is privately held and the articles of incorporation authorize majority consent.  Washington requires that notice be given to all shareholders entitled to vote on the action and nonvoting shareholders in circumstances where notice would be required to nonvoting shareholders.

Dissenter’s Rights

Similar: Both Nevada and Washington corporate laws make provisions for notification of the right to dissent, demand for payment, payment; procedures if the shareholder is dissatisfied, court action, court costs and fees, and beneficial shareholders the right to dissent where the shareholder’s shares are held in “street name” by nominees;.

Different:  In a merger situation Nevada allows stockholders to dissent regardless of whether the stockholder is entitled to vote on the plan; Washington only allows a shareholder to dissent if the shareholder was entitled to vote on the plan. However, a merger effected solely for the purpose of changing a corporation’s state of incorporation does not trigger dissenters’ rights.  Nevada puts additional limitations on the right of dissent where the shareholder’s securities are listed on a national securities exchange, included in the national security market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record or if the plan for merger does not require action of the stockholders of the surviving domestic corporation.

Significant Business Transactions/Acquisition of Controlling interest

Similar:  The applicable statutes do not have much in common except for the common purpose of preventing acquisition of controlling interests without approval of the board of directors or the stockholders.

Different:  The Washington Takeover Act is aimed at preventing certain significant transactions within a five year period after a person acquires 10% or more of a corporation’s outstanding voting shares unless the transaction or the acquisition of the shares was approved by a majority of the board of directors prior to the acquiring person’s share acquisition.  The Nevada statutes on the other hand prevent the acquirer from voting its shares by providing that the acquirer only obtains such voting rights as conferred by a resolution of the stockholders of the corporation.  The voting rights must be approved by the majority of the voting power of the corporation (not including shares held by the acquirer). If the acquirer is afforded full voting rights dissenting stockholders may obtain payment of the fair value of their shares.

Tax Aspects

It is management’s belief that pursuant to the Internal Revenue Code Section 368 (a)(1)(F), this change of domicile from Washington to Nevada will qualify as a tax free exchange as a mere change in identity, form or place of incorporation of one corporation, however effected.

Assuming that the merger of the Company into its wholly-owned subsidiary qualifies as a reorganization within the meaning of Section 368(a) of the Code:

*

No gain or loss will be recognized by a Shareholder of the Company as a result of the merger with respect to shares of the Company converted solely into shares of the surviving company;

*

The tax basis of the shares of stock of the surviving company received by the Company’s Shareholders will be the same as the tax basis of the Company’s stock exchanged therefor;

*

The holding period of the surviving company stock received by the Company’s Shareholders in the merger will include the period during which the Company’s stock surrendered in exchange therefor were held, provided that such shares of the Company were held as capital assets at the effective date of the merger.

No Opinion of Counsel and Advice to Seek Own Tax Adviser

Neither the Company nor the nominees for Director have sought an opinion of counsel with respect to the tax consequences of the transactions to be considered at the meeting. The Company and the nominees do not believe that the reincorporation in Nevada will have any tax consequences to the Company's Shareholders. Shareholders are advised to consult with their own tax advisers or counsel if they have any questions regarding the tax aspects of the transaction.

Financial Information

Given the following considerations:

*

HMR has yet to be incorporated and will be incorporated for the sole purpose of changing the domicile of the Company;

*

HMR will have no assets or liabilities prior to the merger;

*

HMR will have no business operations prior to the merger;

*

Only 100 shares of common stock and no shares of preferred stock will be issued and outstanding at the date of the merger;

*

All shares of HMR outstanding prior to the merger will be owned by the Company:

*

The outstanding shares will be cancelled upon the effective date of the merger;

*

HMR will have no contractual obligations nor agreements to enter into contractual obligations prior to the merger; and

*

Upon the effective date of the merger, HMR will acquire all of the assets, liabilities, business operations and obligations of the Company;

Management does not believe that the preparation of financial information regarding HMR or pro forma financial information giving effect to the merger of the Company and HMR is material to a shareholders understanding of the transaction.

Board Recommendation

The proposal to merge the Company with its wholly-owned Nevada subsidiary will require the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon. The Board of Directors recommends a vote FOR the merger of the Company into its to be formed wholly-owned subsidiary, HMR.

2.

ELECTION OF DIRECTORS

At the meeting, three (3) Directors are to be elected who shall hold office until the next Special Meeting of Shareholders and until their respective successors shall have been elected and qualified. However, if any nominee at the time of election is unable or unwilling to serve, or is otherwise unavailable for election, such that substitute nominees are designated, Management in their discretion intend to vote for all or a lesser number of such other nominees.  The Company’s By-laws provide for a minimum of three and a maximum of five directors to be elected by the Shareholders.  There are no standing audit, nominating or compensation committees of the Board of Directors.

The nominees for Directors, together with certain information with respect to them, are as follows:

Common Shares Owned

Year First Became

 Beneficially, Directly or

Name

Age

    A Director

Indirectly, as of May 31, 2005

Tim Hunt

52

2005

7,722,066

William R. Green

66

1993

   896,000

Eunice R. Campbell

59

1992 and since 1994

   595,000

Tim Hunt is a general partner of HFLP and is the founder and president of Spokane, Washington-based Huntwood Industries, the largest building products manufacturer in Eastern Washington with over 800 employees. Mr. Hunt founded Huntwood Industries in 1988 and has served as its president since inception. Mr. Hunt has significant experience in raising capital and negotiating private equity placements for numerous companies

Dr. William R. Green - William R. Green is a mining engineer and geologist, and was a professor of mining engineering at the University of Idaho from 1965 to 1983.  He has been actively involved in the mining business since 1962.  Dr. Green served as a director of Centram Exploration Ltd., a Canadian public company, from its inception as Maya Gold in April 1998 until January 12, 2004 and as president of that company from August 2000 until May 2003.  Dr. Green served as a director of Pertomin Resources, Ltd., a Canadian public company, from September 1990 until August 2003 and as a Director of Triband Enterprise Corp., a Canadian public company from December 2000 until July 2003.  Dr. Green served as the president of Mines Management, Inc., a U.S. public company from 1964 until January 2003 and served as a director of that company from 1964 until October 2003. Since January 2003, Dr. Green has been a self-employed geologic and mining consultant.

Eunice R. Campbell - Mrs. Campbell is a retired businesswoman.  Prior to her retirement in 1987 Mrs. Campbell was the owner of Spokane Guaranty Company, a stock transfer agency.

Compensation of Directors and Officers

(a)

Executive Officers

The following table sets forth the compensation paid by the Company to its Chief Executive Officer and executive officers whose total annual salary and bonus exceeded $100,000 during the past three calendar years ("Executive Officers"). Except as set forth below, no officer or Executive Officer of the Company received compensation in excess of $100,000 during the past three calendar years. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any.

Summary Compensation Table

Long-Term Compensation

                      Annual Compensation

          Awards

     Payouts

(a)

(b)

(c)

(d)

(e)

(f)

(g)

(h)

(i)

Name

Other

Restricted

Securities

and

Annual

Stock

Underlying

LTIP

All Other

Principal

Year

Salary

Bonus

Comp.

Awards(1)

Options/

Payouts

Comp.

Position

 ($)

 ($)

 ($)

($)

SARs(#)

($)

($)

____________________________________________________________________________________________________

Gregory B.  Lipsker

2002

$0

$0

$0

$0

-0-

$0

$0(2)

President(1)

2003

$0

$0

$0

$0

-0-

$0

$0(2)

2004

$0

$0

$0

$0

-0-

$0

$0(2)

William R. Green

2004

$0

$0

$0

$0

-0-

$0

$0

President

_____________________

(1) Mr. Lipsker resigned as the president and a director of the Company on April 1, 2004

(2)     Mr. Lipsker’s law firm received fees of $1,646; $1,220: and $2,457 for legal services performed for the Company during 2002; 2003: and 2004 respectively with regard to the preparation of periodic reports filed with the Securities and Exchange Commission.

(b)

Director Compensation For Last Fiscal Year

Name (a)	Cash Compensation			Security Grants
	Annual Retainer Fees($) (b)	Meeting Fees($) (c)	Consulting Fees/Other Fees ($) (d)	Number of Shares (#) (e)	Number of Securities Underlying Options/SARs (#) (f)
Gregory Lipsker	-0-	-0-	-0-	0	0
William R. Green	$500	-0-	-0-	0	0
Eunice Campbell	$500	-0-	-0-	0	0
Lee Irving	$500	-0-	-0-	0	0

Board Committees

The entire board performs the function of the Audit, Compensation and Nominating Committee.  Directors are currently nominated by the total Board of Directors.  It is anticipated that a Nominating Committee and committee charter will be implemented during 2005.

The entire board performed the functions of the Audit Committee during the year ended December 31, 2004.  The Audit Committee approves the selection of the Company’s independent certified public accountants to audit the annual financial statements and review the quarterly financial statement, discusses with the auditors and approves in advance the scope of the audit and reviews, reviews management’s administration of the system of internal controls, and reviews the Company’s procedures relating to business ethics.  None of the Directors are deemed to be independent directors as that term is defined in Rule 4200(a) (14) of the NASD’s listing standards.  William Green is the financial expert for the purpose of compliance with the Sarbanes–Oxley Act of 2002.  The Company does not have a written audit committee charter but intends to adopt a written audit committee charter prior to year end.

Appointment of Auditors

The Audit Committee has appointed the firm of LeMaster & Daniels PLLC as the Corporation's independent auditors for fiscal year ended December 31, 2005.  LeMaster & Daniels PLLC has served as the Corporation's independent auditors since 2002.  No representative of LeMaster & Daniels PLLC is expected to be present at the Special Meeting with the opportunity to make statements and respond to appropriate questions from shareholders present at the meeting.  Under the Sarbanes-Oxley Act of 2002, the Audit Committee has the sole authority to appoint the independent auditors for the Corporation.  Therefore, the Corporation is not submitting the selection of LeMaster & Daniels PLLC to our shareholders for ratification. It is intended that LeMaster & Daniels PLLC will continue as the independent auditors for HMR.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors.  The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditors.  On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Committee is requested.  The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent auditors for specific projects.  On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts.  The Audit Committee may also delegate the ability to pre-approve audit and permitted non-audit services to a subcommittee consisting of one or more Audit Committee members, provided that any such pre-approvals are reported on at a subsequent Audit Committee meeting.

Audit Fees

The aggregate fees billed for professional services rendered by the Company’s principal accountant for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2004 and 2003 were $4,500 and $4,500 respectively.

Audit Related Fees

The Company incurred no fees during the last two fiscal years for assurance and related services by the Company’s principal accountant that were reasonably related to the performance of the audit of the Company’s financial statements.

Tax Fees

The Company incurred fees totaling $600 and $600 during the fiscal years ended December 31, 2004 and 2003, respectively, for professional services rendered by the Company’s principal accountant for tax compliance, tax advice and tax planning.

All Other Fees

The Company incurred fees totaling $4,500 and $4,500 during the fiscal years ended December 31, 2004 and 2003, respectively, for services rendered by the Company’s principal accountant relating to the preparation of quarterly financial statements for inclusion in the Company’s quarterly reports on Form 10QSB.

Board Recommendation

The Board of Directors recommends a vote FOR each nominee to the Board of Directors.

3.

APPROVAL OF 2005 STOCK PLAN

Purpose of the Plan

The Board of Directors has adopted the Metaline Mining &Leasing Company 2005 Stock Plan. The purpose of the Plan is to give the Company greater ability to attract, retain, and motivate its officers, key employees, directors and consultants; and is intended to provide the Company with the ability to provide incentives more directly linked to the success of the Company's business and increases in Shareholder value.

Features of the Plan

Type of Options Authorized

The Plan provides for awards of restricted stock, incentive stock options (ISOs) (pursuant to Internal Revenue code § 422) and Nonqualified Stock Options (NSOs). In general, ISOs have more favorable tax consequences to employees.  Assuming that option shares are held for the requisite period, employees will be taxed at the capital gain rates on exercise of an ISO, rather than the ordinary income tax rates, plus employment taxes, on exercise of a NSOs.  In addition, the time at which taxes must be paid on exercise of an ISO is deferred until sale of the underlying shares, resulting in further time-based savings if such shares are not sold.  On the other hand, NSOs have some tax benefits to the corporation, in the form of a tax deduction to the corporation at the time of exercise by the employee, but the corporation does have withholding tax obligations for NSOs and shares in employment taxes.  The following is a non-exhaustive list of some of the characteristics of ISOs and NSOs:

ISOs:

*

Eligible: only employees

*

Additional Limits:  must be granted pursuant to an option plan, which must be approved by the shareholders within 12 months of adoption

*

Exercise Price must be at least fair market value (“FMV”) (110% of FMV if employee owns more than 10% of corporation)

*

Termination of Employment: exercise must be within 3 months of termination of employment

*

Option Term:  cannot exceed 10 years (5 years if employee owns more than 10% of the corporation)

*

Restrictions on Amounts for Vesting: not more than $100,000 of stock can vest in any calendar year (determined at the date of grant)

*

Holding:  if stock is sold within 1 year of exercise of 2 years of date of grant, option will be taxed much like a NSO

NSOs:

*

Eligible:  employees and certain non-employees (e.g., consultants/advisors)

*

Exercise Price:  can be more than, less than or equal to FMV (although discounted options may have adverse accounting consequences)

In addition to meeting the requirements of the Internal Revenue Code as an incentive stock option, the Plan also meets the requirements of Rule 16(b)-3 of the Securities and Exchange Commission. Officers and directors of a corporation that has adopted an employee stock plan that meets the requirements of Rule 16(b)-3 may undertake transactions pursuant to the plan without having to be concerned about short-swing profit liability under Section 16(b) of the Exchange Act of 1934.

Administration of the Plan.

(a)  The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

(b)  Powers of the Administrator.  Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)

to determine the Fair Market Value;

(ii)

to select the persons to whom Options may be granted;

(iii)

to determine the number of Shares to be covered by each such Option granted;

(iv)

to approve forms of agreement for use under the Plan;

(v)

to determine the terms and conditions of any Restricted Common Stock grant or Option granted

Persons Eligible

Only statutory employees of the Company may be granted ISOs. At the present date the Company has no statutory employees.  The Company may grant restricted stock or NQOs to non-employee directors, employees, consultants or other persons who the company believes will contribute to the business success of the Company.

Shareholder Approval

The plan provides that it shall be approved by the shareholders of the Company within 12 months after the date the plan is adopted by the board of directors.  Although shareholder approval of the plan is not required under the Washington Business Corporation Act, it is required under Section 422 of the Internal Revenue Code of 1986.

Life of Option

Options are exercisable for a maximum of fifteen (15) years (ten years in the case of an Incentive Stock Option).  Transferability is prohibited except for limited circumstances regarding the demise of an Optionee.

Option Exercise Price

The option exercise price for Incentive Stock Options may be no less than the fair market value on the date of grant of the Option, except that the exercise price for any ten percent (10%) shareholder must be 110% of the fair market value on the date of grant.  The option price for the Non-Qualified Stock Options is the lowest allowable price under applicable law.

Shares subject to Option Plan

The maximum number of shares available for issue under the Plan adopted by the Company shall not exceed 3,000,000 shares. In no event shall more than two million (2,000,000) Shares be available for issuance pursuant to the exercise of Incentive Stock Options.  Shareholder approval is required to increase the number of shares issuable pursuant to ISOs.

New Plan Benefits and Options Granted

At the date of this Information statement the Company has no statutory employees and no ISOs have been granted.  One consultant, Steve Taylor, has been granted 10,000 NQOs at an exercise price of $0.15 per share for services related to investor relations.  The options were granted on March 29, 2005 and have a term of five years.  Mr. Taylor’s duties include communicating information regarding the Company's operations to shareholders, securities dealers, analysts and the general public, drafting and distributing news releases and official corporate communications materials.  In the future, it is anticipated that Mr. Taylor may represent the Company at trade shows, conferences, and exhibitions, and assist in the preparation and review of annual and quarterly reports, financial statements and SEC filings.

The Company has made no determination as to the persons to whom options shall be granted including any grants to past and current executive officers, non-executive officers, employees, and non-employee directors.  No options were granted during the Company’s last fiscal year.

No Further Shareholder Approval

Shareholders of the Company will not have a separate opportunity to vote on any elements of this plan, including a determination of the persons to whom options shall be granted.

Vesting

Option vesting may be immediate or delayed depending upon the specific terms spelled out in each option agreement between the Company and the person granted the option.  While the Company has not yet set forth specific criteria for the determination of vesting of options, immediate vesting may occur in instances where such an incentive is needed to attract or retain an individual who management deems key to the success of the Company’s operations.  Delayed vesting may occur to tie an individual’s financial incentives to remaining in the employment of the Company or when the achievement of specific criteria are used to determine if a person’s performance merits vesting of options or as an incentive to achieve certain benchmarks of performance.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	-0-	-0-	-0-
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	-0-	-0-	-0-

The table includes information as of the end of the most recently completed fiscal year for each category of equity compensation plan.

Board Recommendation

The Board of Directors recommends a vote FOR the approval of the 2005 Stock Plan.

COMPLIANCE WITH SECTION 16(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than ten percent (10%) beneficial owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms filed by them.

Based solely on its review of copies of such forms furnished to the Company, the Company believes that during the fiscal year ended December 31, 2004, the no persons were delinquent complying with the 16(a) filing requirements applicable to them.

ADDITIONAL SHAREHOLDER INFORMATION

Shareholder Proposals for 2006 Annual Meeting

The Company will review shareholder proposals intended to be included in the Company’s proxy materials for the 2006 Annual Meeting of Shareholders which are received by the Company at its principal executive offices no later than April 1, 2006 unless the date of the next annual meeting is changed by more than 30 days from the date of this year’s Special Meeting, in which case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials.  Such proposals must be submitted in writing and should be sent to the attention of the Secretary of the Company.  The Company will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

Annual Report

The Company's Annual Report to Shareholders, consisting of the Corporation's Form 10-KSB for the year ended December 31, 2004 is being mailed to all Shareholders with this Information Statement.  In addition, a Shareholder of record may obtain a copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 (the "Form 10-KSB"), without cost, upon written request to the Secretary of the Company.  The Annual Report on Form 10-KSB is not part of the proxy solicitation materials for the Special Meeting.

Other Business

As of the date of this Information Statement, the Board of Directors is not aware of any matters that will be presented for action at the Special Meeting other than those described above.  However, should other business properly be brought before the Special Meeting, the proxies will be voted thereon in the discretion of the persons acting thereunder.

By Order of the Board of Directors

Tim Hunt, President

EXHIBIT (2)

PLAN OF PURCHASE, SALE, REORGANIZATION,

ARRANGEMENT, LIQUIDATION OF SUCCESSION

EXHIBIT (4)

INSTRUMENTS DEFINING THE RIGHTS OF SECURITY

HOLDERS, INCLUDING INDENTURES

EXHIBIT (99)

Articles of Incorporation of HuntMountain Resources